Private Placements and Public Offering (Tables)	12 Months Ended
Jul. 31, 2012
Private Placements and Public Offering
Schedule of derivative liabilities valued using a Monte Carlo valuation model

	March 28, 2012	July 31, 2011
Closing price per share of common stock	0.22	0.93
Exercise price per share	0.50	1.20
Expected volatility	125.0%	91.6%
Risk-free interest rate	1.05%	1.35%
Dividend yield	—	—
Floor price	0.50	0.50
Remaining expected term of underlying securities (years)	4.24	4.90